Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 1998





           MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



          Rhode Island                0-24467                 05-0440218
        (State or other         (Commission File Number)   (I.R.S. Employer
        jurisdiction of                                    Identification No.)
    incorporation or organization)




                    10400 Fernwood Road, Bethesda, MD 20817
               (Address of principal executive office) (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070









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ITEM 5.   OTHER EVENTS

Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. (the "Partnership") is one of eight limited partnerships which is included in a proposed acquisition by merger into subsidiaries of Host Marriott, L.P., as described in the preliminary Prospectus/Consent Solicitation Statement as filed with the Securities and Exchange Commission on Form S-4 (SEC File No.333-55807) on
June 2, 1998, as amended. On September 10, 1998, the General Partner sent to the Limited Partners of the Partnership a letter to inform them that September 18, 1998 will be the record date for voting in the forthcoming consent solicitation. Those limited partners whose ownership is reflected on the records of the General Partner as of September 18, 1998 will be eligible to vote on the merger and proposed amendments to the partnership agreement of the Partnership. Such letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.1 Letter from the General Partner to the Limited Partners of the Partnership, dated September 10, 1998.
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                                 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       MUTUAL BENEFIT CHICAGO MARRIOTT
                                       SUITE HOTEL PARTNERS, L.P.

                                       By:    MOHS CORPORATION
                                              General Partner



         September 16, 1998            By:     /s/ Earla L. Stowe
                                               Name:   Earla L. Stowe
                                       Title:  Vice President and Chief
                                               Accounting Officer


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Exhibit No.:                           Description:
99.1 Letter from the General Partner to the Limited Partners of the Partnership, dated September 10, 1998